UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2016

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Pheasant Run
Newtown, PA 18940
(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive
Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on February 12, 2016, Onconova Therapeutics, Inc. (the “Company”) and Ramesh Kumar, Ph.D., the Company’s Chief Executive Officer, entered into a letter agreement (the “February 2016 Letter Agreement”) pursuant to which Mr. Kumar agreed to a reduction in his “Base Salary” (as defined in the Employment Agreement between Mr. Kumar and the Company, effective July 1, 2015 (the “Employment Agreement”)) from $543,375 to $407,531 effective as of January 1, 2016.

On December 9, 2016, the board of directors of the Company approved ending the reduction arrangement set forth in the February 2016 Letter Agreement and returning Mr. Kumar’s Base Salary to the full amount of $543,375 set forth in the Employment Agreement effective January 1, 2017.  The Company and Mr. Kumar expect to enter into an agreement formally terminating the February 2016 Letter Agreement prior to the end of 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2016	Onconova Therapeutics, Inc.

	By:	/s/ Mark Guerin
		Name:	Mark Guerin
		Title:	Chief Financial Officer

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